SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  July 19, 2000
                Date of Report (Date of Earliest Event Reported)

                            Steakhouse Partners, Inc.
             (Exact name of Registrant as specified in its charter)

         Delaware                     0-23739                    94-3248672
     (State or other                (Commission                (IRS Employer
     jurisdiction of                File Number)            Identification No.)
     incorporation or
      organization)

                             10200 Willow Creek Road
                               San Diego, CA 92131
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (858) 689-2333


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On July 19, 2000, Paragon Steakhouse Restaurants, Inc. ("Paragon Steakhouse"), a wholly owned subsidiary of Steakhouse Partners, Inc., a Delaware corporation, completed a sale-leaseback transaction (the "Sale") of 19 of its restaurants for $22 million to HS Realty Owners, LP, an entity controlled by Skyline Pacific Properties, LLC of San Francisco. The sale was made pursuant to the terms of a purchase and sale agreement dated February 25, 2000 (the "Purchase and Sale Agreement"), and a First and Second Amendment of the Purchase and Sale Agreement, dated July 6, 2000 and July 17, 2000, respectively.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (C)  EXHIBITS.

         2.1 Purchase and Sale Agreement;

         2.2 First Amendment to Purchase and Sale Agreement, dated July 6, 2000;

         2.3 Second Amendment to Purchase and Sale Agreement, dated July 17,
             2000

         99.1 Press Release of Steakhouse Partners, Inc. dated July 19, 2000.


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                                      SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

                                    STEAKHOUSE PARTNERS, INC.

Dated: July 26, 2000                By: /s/ Richard M. Lee
                                        --------------------------------------
                                            Richard M. Lee
                                            Chief Executive Officer


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                                    EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION

       2.1        Purchase and Sale Agreement;

       2.2        First Amendment to Purchase and Sale Agreement, dated July 6,
                  2000;

       2.3        Second Amendment to Purchase and Sale Agreement, dated July
                  17, 2000

       99.1       Press Release of Steakhouse Partners, Inc. dated July 19,
                  2000.